UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 2, 2026

BLACKLINE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37924	46-3354276
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

21300 Victory Boulevard, 12th Floor

Woodland Hills, California 91367

(Address of principal executive offices) (Zip Code)

(818) 223-9008

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01, par value	BL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On February 2, 2026, BlackLine, Inc. (“BlackLine”) issued a press release concerning certain actions taken by Engaged Capital, LLC. The full text of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information and Where to Find It

BlackLine, its directors and certain executive officers are participants in the solicitation of proxies from stockholders in connection with BlackLine’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”). BlackLine plans to file a proxy statement (the “2026 Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Annual Meeting.

Owen Ryan, Therese Tucker, David Henshall, Sam Balaji, Scott Davidson, Camille Drummond, Greg Hughes, Bruny Rios, Thomas Unterman, Sophia Velastegui, Dr. Barbara Whye and Mika Yamamoto, all of whom are members of BlackLine’s board of directors, are participants in BlackLine’s solicitation. Additional information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, will be included in the 2026 Proxy Statement and other relevant documents to be filed with the SEC in connection with the Annual Meeting. Information relating to the foregoing can also be found in BlackLine’s definitive proxy statement for its 2025 Annual Meeting of Stockholders (the “2025 Proxy Statement”), which was filed with the SEC on March 27, 2025, and is available here. Particular attention is directed to the sections of the 2025 Proxy Statement captioned “Board of Directors and Corporate Governance,” “Compensation of Non-Employee Director,” “Executive Compensation,” “Security Ownership” and “Certain Relationships and Related-Person Transactions.” To the extent that holdings of such participants in BlackLine’s securities have changed since the amounts printed in the 2025 Proxy Statement, such changes have been reflected on the following filings: for Mr. Ryan, on April 4, 2025, May 21, 2025, August 21, 2025, November 24, 2025, and November 26, 2025; for Ms. Tucker, on April 4, 2025, May 21, 2025, August 21, 2025, and November 24, 2025; for Mr. Henshall, on May 9, 2025 and August 11, 2025; for Mr. Balaji, on June 16, 2025; for Mr. Davidson, on May 9, 2025; for Ms. Drummond, on May 9, 2025; for Mr. Hughes, on July 28, 2025; for Mr. Rios, on May 9, 2025; for Mr. Unterman, on May 9, 2025, September 24, 2025, and October 28, 2025; for Ms. Velastegui, on May 9, 2025; for Ms. Whye, on May 9, 2025; and for Ms. Yamamoto, on May 9, 2025.

Promptly after filing its definitive 2026 Proxy Statement with the SEC, BlackLine will mail the definitive 2026 Proxy Statement and a WHITE proxy card to each stockholder entitled to vote at the Annual Meeting. STOCKHOLDERS ARE URGED TO READ THE 2026 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT BLACKLINE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, BlackLine’s proxy statement (in both preliminary and definitive form), any amendments or supplements thereto, and any other relevant documents filed by BlackLine with the SEC in connection with the Annual Meeting at the SEC’s website, which is located at http://www.sec.gov. Copies of BlackLine’s definitive 2026 Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by BlackLine with the SEC in connection with the Annual Meeting will also be available, free of charge, at BlackLine’s website, which is located at http://investors.blackline.com, or by writing to Investor Relations, BlackLine, Inc., 21300 Victory Boulevard, 12th Floor, Woodland Hills, CA 91367. In addition, copies of these materials may be requested, free of charge, from BlackLine’s proxy solicitor by writing to Mackenzie Partners, Inc., 7 Penn Plaza, New York, New York 10001.

The foregoing legend is deemed to be incorporated by reference into Exhibit 99.1

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release issued by BlackLine, Inc., dated February 2, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKLINE, INC.

Date: February 2, 2026	By:	/s/ Karole Morgan-Prager
Karole Morgan-Prager
Chief Legal and Administrative Officer

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